Exhibit 99.2

NYSE: HHC Supplemental Information For the quarterly period ended December 31, 2017 The Howard Hughes Corporation 13355 Noel Road, 22nd Floor Phone: 214.741.7744 Dallas, TX 75240 www.howardhughes.com Seaport District New York, NY 110 North Wacker Chicago, IL Downtown Columbia Columbia, MD

Forward Looking Statements This presentation includes forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to current or historical facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “forecast,” “plan,” “intend,” "believe," “likely,” “may,” “realize,” “should,” “transform,” “would,” and other statements of similar expression. Forward looking statements give our expectations about the future and are not guarantees. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. We caution you not to rely on these forward-looking statements. For a discussion of the risk factors that could have an impact on these forward-looking statements, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The statements made herein speak only as of the date of this presentation and we do not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance for the full year or future years, or in different economic and market cycles. Non-GAAP Financial Measures Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP); however, we use certain non-GAAP performance measures in this presentation, in addition to GAAP measures, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non-GAAP financial measures used in this presentation are funds from operations, or FFO, core funds from operations, or Core FFO, adjusted funds from operations, or AFFO, and net operating income, or NOI. FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income calculated in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges (which we believe are not indicative of the performance of our operating portfolio). We calculate FFO in accordance with NAREIT’s definition. Since FFO excludes depreciation and amortization, gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition, development activities and financing costs. This provides a perspective of our financial performance not immediately apparent from net income determined in accordance with GAAP. Core FFO is calculated by adjusting FFO to exclude the impact of certain non-cash and/or nonrecurring income and expense items, as set forth in the calculation herein. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of the ongoing operating performance of the core operations across all segments, and we believe it is used by investors in a similar manner. Finally, AFFO adjusts our Core FFO operating measure to deduct cash expended on recurring tenant improvements and capital expenditures of a routine nature to present an adjusted measure of Core FFO. Core FFO and AFFO are non-GAAP and non-standardized measures and may be calculated differently by other peer companies. Herein, we define NOI as operating revenues (rental income, tenant recoveries and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing and other property expenses), plus our share of NOI from equity investees. NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors which vary by property, such as lease structure, lease rates and tenant bases, have on our operating results, gross margins and investment returns. We believe that NOI is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. While FFO, Core FFO, AFFO and NOI are relevant and widely used measures of operating performance of real estate companies, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO, Core FFO, AFFO and NOI do not purport to be indicative of cash available to fund our future cash requirements. Further, our computations of FFO, Core FFO, AFFO and NOI may not be comparable to FFO, Core FFO, AFFO and NOI reported by other real estate companies. We have included in this presentation a reconciliation from GAAP net income to FFO, Core FFO and AFFO, as well as a reconciliation of our GAAP Operating Assets Earnings Before Taxes ("EBT") segment measure to NOI. Non-GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP. Additional Information Our website address is www.howardhughes.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other publicly filed or furnished documents are available and may be accessed free of charge through the “Investors” section of our website under the "SEC Filings" subsection, as soon as reasonably practicable after those documents are filed with, or furnished to, the SEC. Also available through the Investors section of our website are beneficial ownership reports filed by our directors, certain officers and shareholders on Forms 3, 4 and 5. 1 www.howardhughes.com Cautionary Statements

FINANCIAL OVERVIEW PORTFOLIO OVERVIEW PORTFOLIO PERFORMANCE DEBT & OTHER Financial Summary 5 Portfolio Key Metrics 11 Stabilized Properties 13 Property-Level Debt 22 Balance Sheet 6 Unstabilized Properties 15 Ground Leases 23 Statement of Operations 7 Under Construction Properties 16 Definitions 24 Income Reconciliation 8 Acquisitions / Dispositions 17 Reconciliation of Non-GAAP 25 NOI by Region 9 MPC Land 18 Ward Village Condos 19 Other Assets 20 2 www.howardhughes.com Company Profile 3 MPC Portfolio 10 Lease Expirations 12 Debt Summary 21 Table of Contents

Company Profile - Summary & Results

Company Overview - 4Q17

Exchange / Ticker	NYSE: HHC
Share Price - December 31, 2017	$ 131.27
Diluted Earnings / Share	$ 3.46
FFO / Diluted Share	$ 3.90
Core FFO / Diluted Share	$ 1.75
AFFO / Diluted Share	$ 1.60

Recent Company Highlights

DALLAS--(BUSINESS WIRE)--Jan. 11, 2018-- The Howard Hughes Corporation® (NYSE: HHC) announced today that Ward Village®, its 60-acre master planned community in Honolulu's urban core, was named "Master Planned Community of the Year" at The Nationals℠ Awards gala held on January 9 in Orlando, Florida. Presented by The National Association of Home Builders (NAHB), The Nationals℠ pay tribute to superior new home design, marketing and sales achievements. Ward Village received top honors, being recognized for its revitalization of a formerly underutilized industrial area into one of the most sought-after communities in the nation.

HONOLULU--(BUSINESS WIRE)--Jan. 5, 2018--The Howard Hughes Corporation® (NYSE: HHC) announced today that Simon Treacy has joined the company as President, Hawai'i. In this position, Mr. Treacy will be leading the development, sales and operations of Ward Village®, the acclaimed 60-acre master planned community recently named "Best Planned Community in the US" by Architectural Digest. Since beginning sales in 2014, Ward Village has sold more than 1,300 homes. At full build-out, the community will consist of more than 4,500 residences and approximately one million square feet of retail space.

DALLAS--(BUSINESS WIRE)--Jan. 2, 2018--The Howard Hughes Corporation® (NYSE: HHC) announced today the recent disposition of several non-core assets as the company continues to execute on its strategy of focusing capital and efforts on its core asset base that includes the Seaport District NYC in New York; Columbia, Maryland; The Woodlands®, Bridgeland®, and The Woodlands Hills master planned communities in the Greater Houston, Texas area; Summerlin®, Nevada; and Ward Village® in Honolulu, Hawai'i.

For more press releases, please visit www.howardhughes.com/press

Operating Portfolio by Region


UNLOCKING VALUE FROM
WALL STREET TO WAIKIKI
SEAPORT DISTRICT NEW YORK
SUMMERLIN LAS VEGAS
DOWNTOWN COLUMBIA MARYLAND
WARD VILLAGE HAWAII
HOUSTON MPC's
Howard Hughes

4Q17 MPC & Condominium Results

$ in millions


Summerlin
64%
The Woodlands
7%
Bridgeland
21%
Columbia
8%
4Q17
MPC
EBT
$52.6M

$ in millions


Ae`o
79%
Waiea
1%
Anaha
20%
4Q17
Condo
Gross Profit
$36.9M

4Q17 MPC EBT	
Bridgeland	$10.9
Columbia	4.3
Summerlin	33.7
The Woodlands / The Woodlands Hills	3.7
Total	**$52.6**

4Q17 Condo Gross Profit	
Waiea	$0.5
Anaha	7.3
Ke Kilohana	0.1
Ae`o	29.0
Total	**$36.9**

3 www.howardhughes.com

Company Profile - Summary & Results (cont'd)

Path to Projected Annual Stabilized NOI

Currently Under Construction

$ in millions


Hotel
4%
Retail
13%
Office
54%
Multifamily
29%
Projected
Stabilized
NOI
$40.5M

Retail & Office S.F.	1,043,129
Multifamily Units	996
Hotel Keys	66
Other Units	-
Projected Stabilized NOI	**$40.5**

Currently Unstabilized

$ in millions


Hotel
43%
Retail
6%
Other
3%
Multifamily
12%
Office
36%
Projected
Stabilized
NOI
$63.1M

Retail & Office S.F.	1,161,222
Multifamily Units	390
Hotel Keys	708
Other Units	1,438
Projected Stabilized NOI	**$63.1**

Currently Stabilized

$ in millions


Retail
41%
Hotel
3%
Other
6%
Multifamily
10%
Office
40%
Projected
Stabilized
NOI
$151.5M

Retail & Office S.F.	5,300,031
Multifamily Units	1,233
Hotel Keys	205
Other Units	-
Projected Stabilized NOI	**$151.5**

Total

$ in millions


Retail
28%
Hotel
13%
Other
4%
Multifamily
13%
Office
42%
Projected
Stabilized
NOI
$255.1M

Retail & Office S.F.	7,504,382
Multifamily Units	2,619
Hotel Keys	979
Other Units	1,438
Projected Stabilized NOI	**$255.1**

4Q17 - Operating Results by Property Type

Currently Under Construction

$ in millions


4Q17
Under Construction
NOI
$0.0M

Currently Unstabilized

$ in millions


Hotel
49%
Retail
11%
Office
15%
Multifamily
25%
4Q17
Unstabilized
NOI
$6.2M

Currently Stabilized

$ in millions


Retail
41%
Hotel
3%
Other
1%
Multifamily
10%
Office
45%
4Q17
Stabilized
NOI
$30.0M

Total

$ in millions


Retail
35%
Hotel
11%
Other
1%
Multifamily
13%
Office
40%
4Q17
Total
NOI
$36.2M

Note: Path to Projected Annual Stabilized NOI charts exclude Seaport NOI until we have greater clarity with respect to the performance of our tenants; however, the operating portion of Seaport is included in 4Q17 Operating Results by Property Type. See page 16 for Stabilized NOI Yield and other project information.

4
www.howardhughes.com

Howard Hughes
THE HOWARD HUGHES CORPORATION

Financial Summary

Company Profile	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	FY 2017	FY 2016
Share price[1]	$131.27	$117.93	$122.84	$117.25	$114.10	$131.27	$114.10
Market Capitalization[2]	$5.9b	$5.1b	$5.3b	$5.1b	$4.9b	$5.9b	$4.9b
Enterprise Value[3]	$7.9b	$7.5b	$7.7b	$7.3b	$6.9b	$7.9b	$6.9b
Weighted avg. shares - basic *(in thousands)*	42,860	42,845	40,373	39,799	39,492	41,364	39,492
Weighted avg. shares - diluted *(in thousands)*	43,120	43,267	43,051	42,757	42,753	43,089	42,729
Total diluted share equivalents outstanding *(in thousands)* [1]	44,917	43,380	43,401	43,194	42,961	44,917	42,961
Earnings Profile (*in thousands except for Avg. NOI margin*)							
Operating Segment Income							
Revenues	$80,727	$77,651	$79,643	$79,640	$75,793	$317,661	$282,196
Expenses	($45,566)	($41,492)	($42,154)	($39,223)	($38,309)	($168,435)	($150,908)
Company's Share of Equity Method Investments NOI and Cost Basis Investment	$1,084	$1,186	$1,385	$4,129	$888	$7,784	$7,685
Net Operating Income[4]	$36,245	$37,345	$38,874	$44,546	$38,372	$157,010	$138,973
Avg. NOI margin	45%	48%	49%	56%	51%	49%	49%
MPC Segment Earnings							
Total revenues	$87,832	$64,929	$78,076	$68,706	$77,902	$299,543	$253,304
Total expenses[5]	($43,300)	($37,299)	($40,762)	($35,357)	($41,592)	($156,718)	($138,409)
Interest income, net[6]	$6,390	$6,355	$5,990	$5,557	$5,468	$24,292	$21,085
Equity in earnings in Real Estate and Other Affiliates	$1,682	$6,480	$9,792	$5,280	$20,928	$23,234	$43,501
MPC Segment EBT[6]	$52,604	$40,465	$53,096	$44,186	$62,706	$190,351	$179,481
Condo Gross Profit							
Revenues[7]	$122,043	$113,852	$148,211	$80,145	$123,021	$464,251	$485,634
Expenses[7]	($85,152)	($86,531)	($106,195)	($60,483)	($81,566)	($338,361)	($319,325)
Condo Net Income	$36,891	$27,321	$42,016	$19,662	$41,455	$125,890	$166,309
Debt Summary (*in thousands except for percentages*)							
Total debt payable[8]	$2,877,789	$3,014,280	$3,023,122	$2,771,492	$2,708,460	$2,877,789	$2,708,460
Fixed rate debt outstanding at end of period	$1,526,875	$1,508,746	$1,514,192	$1,324,634	$1,184,141	$1,526,875	$1,184,141
Weighted avg. rate - fixed	5.04%	4.99%	5.06%	4.94%	5.89%	5.04%	5.89%
Variable rate debt outstanding at end of period, excluding condominium financing	$1,317,311	$1,310,265	$1,324,125	$1,309,169	$1,363,472	$1,317,311	$1,363,472
Weighted avg. rate - variable	4.10%	3.67%	3.64%	3.45%	3.33%	4.10%	3.33%
Condominium debt outstanding at end of period	$33,603	$195,269	$184,805	$137,689	$160,847	$33,603	$160,847
Weighted avg. rate - condominium financing	4.49%	7.98%	7.92%	7.68%	7.47%	7.11%	7.47%
Leverage ratio (debt to enterprise value)	36.20%	39.90%	39.10%	38.04%	38.80%	36.20%	38.80%

(1) Presented as of period end date.
(2) Market capitalization = Closing share price at of the last trading day of the respective period times total diluted share equivalents outstanding as of the date presented.
(3) Enterprise Value = (Market capitalization+ book value of debt + noncontrolling interest) - cash and equivalents.
(4) Net Operating Income = Operating Assets NOI excluding properties sold or in redevelopment + Company's Share of Equity Method Investments NOI and the annual Distribution from our Cost Basis Investment.
(5) Expenses include both actual and estimated future costs of sales allocated on a relative sales value to land parcels sold, including MPC-level G&A and real estate taxes on remaining residential and commercial land.
(6) MPC Segment EBT (Earnings before tax, as discussed in our GAAP financial statements), includes negative interest expense relating to capitalized interest for the segment relating to debt held in other segments and at corporate.
(7) Revenues represent "Condominium rights and unit sales" and expenses represent "Condominium rights and unit cost of sales" as stated in our GAAP financial statements, based on the percentage of completion method ("POC").
(8) Represents Total mortgages, notes, and loans payable, as stated in our GAAP financial statements as of the respective date, excluding unamortized deferred financing costs and bond issuance costs.

5 www.howardhughes.com

Howard Hughes THE HOWARD HUGHES CORPORATION

Balance Sheet

(In thousands)		FY 2017		FY 2016
ASSETS				
Investment in real estate:				
Master Planned Community assets	$	1,642,278	$	1,669,561
Buildings and equipment		2,238,617		2,027,363
Less: accumulated depreciation		(321,882)		(245,814)
Land		277,932		320,936
Developments		1,196,582		961,980
Net property and equipment		5,033,527		4,734,026
Investment in Real Estate and Other Affiliates		76,593		76,376
Net investment in real estate		5,110,120		4,810,402
Cash and cash equivalents		861,059		665,510
Accounts receivable, net		13,041		9,883
Municipal Utility District receivables, net		184,811		150,385
Notes receivable, net		5,864		155
Deferred expenses, net		80,901		64,531
Prepaid expenses and other assets, net		473,268		666,516
Total Assets	**$**	**6,729,064**	**$**	**6,367,382**
LIABILITIES AND EQUITY				
Liabilities				
Mortgages, notes and loans payable	$	2,857,945	$	2,690,747
Deferred tax liabilities		160,850		200,945
Warrant liabilities		—		332,170
Accounts payable and accrued expenses		521,718		572,010
Total Liabilities	**$**	**3,540,513**	**$**	**3,795,872**
Equity				
Common stock: $.01 par value; 150,000,000 shares authorized, 43,300,253 shares issued and 43,270,880 outstanding as of December 31, 2017 and 39,802,064 shares issued and 39,790,003 outstanding as of December 31, 2016		433		398
Additional paid-in capital		3,302,502		2,853,269
Accumulated deficit		(109,508)		(277,912)
Accumulated other comprehensive loss		(6,965)		(6,786)
Treasury stock, at cost, 29,373 shares and 12,061 shares as of December 31, 2017 and 2016, respectively		(3,476)		(1,231)
Total stockholders' equity		3,182,986		2,567,738
Noncontrolling interests		5,565		3,772
Total Equity	**$**	**3,188,551**	**$**	**2,571,510**
Total Liabilities and Equity	**$**	**6,729,064**	**$**	**6,367,382**
Share Count Details (in thousands)				
Shares outstanding at end of period		43,271		39,790
Dilutive effect of stock options[1]		200		277
Dilutive effect of warrants[2]		1,446		2,894
Total Diluted Share Equivalents Outstanding		**44,917**		**42,961**

(1) Stock options assume net share settlement calculated for the year-to-date period presented.

(2) Warrants assume net share settlement and incremental shares for dilution calculated as of the date presented.

6 www.howardhughes.com

Howard Hughes — THE HOWARD HUGHES CORPORATION
Comparative Statement of Operations: Total Portfolio

(In thousands)	Q4 2017	Q4 2016	FY 2017	FY 2016
Revenues:	Unaudited	Unaudited		
Condominium rights and unit sales	$ 122,043	$ 123,021	$ 464,251	$ 485,634
Master Planned Community land sales	71,064	68,150	248,595	215,318
Minimum rents	46,972	45,013	183,025	173,268
Tenant recoveries	11,187	11,222	45,814	44,330
Hospitality revenues	18,830	16,126	76,020	62,252
Builder price participation	8,222	5,755	22,835	21,386
Other land revenues	8,560	4,009	28,166	16,232
Other rental and property revenues	14,105	5,250	31,414	16,585
Total revenues	**300,983**	**278,546**	**1,100,120**	**1,035,005**
Expenses:				
Condominium rights and unit cost of sales	85,152	81,566	338,361	319,325
Master Planned Community cost of sales	32,828	29,599	121,116	95,727
Master Planned Community operations	13,896	11,919	38,777	42,371
Other property operating costs	31,576	18,465	91,729	65,978
Rental property real estate taxes	7,420	5,737	29,185	26,847
Rental property maintenance costs	3,416	3,175	13,432	12,392
Hospitality operating costs	14,828	11,980	56,362	49,359
Provision for doubtful accounts	982	1,035	2,710	5,664
Demolition costs	1,620	994	1,923	2,212
Development-related marketing costs	5,717	6,598	20,504	22,184
General and administrative	26,459	25,083	89,882	86,588
Depreciation and amortization	36,059	24,618	132,252	95,864
Total expenses	**259,953**	**220,769**	**936,233**	**824,511**
Operating income before other items	**41,030**	**57,777**	**163,887**	**210,494**
Other:				
Provision for impairment	—	—	—	(35,734)
Gains on sales of properties	18,915	—	51,367	140,549
Other (loss) income, net	2,498	1,595	3,248	11,453
Total other	**21,413**	**1,595**	**54,615**	**116,268**
Operating Income	**62,443**	**59,372**	**218,502**	**326,762**
Interest income	872	459	4,043	1,359
Interest expense	(15,021)	(17,096)	(64,568)	(65,724)
Loss on redemption of senior notes due 2021	—	—	(46,410)	—
Warrant liability loss	—	(2,780)	(43,443)	(24,410)
Gain on acquisition of joint venture partner's interest	17,842	—	23,332	27,088
Gain (loss) on disposal of operating assets	3,868	(1,117)	3,868	(1,117)
Equity in earnings from Real Estate and Other Affiliates	(323)	21,118	25,498	56,818
Income before taxes	69,681	59,956	120,822	320,776
Benefit (Provision) for income taxes	77,647	(16,361)	45,801	(118,450)
Net income	147,328	43,595	166,623	202,326
Net income attributable to noncontrolling interests	1,793	—	1,781	(23)
Net income attributable to common stockholders	**$ 149,121**	**$ 43,595**	**$ 168,404**	**$ 202,303**
Basic income per share	**$ 3.48**	**$ 1.10**	**$ 4.07**	**$ 5.12**
Diluted income per share	**$ 3.46**	**$ 1.02**	**$ 3.91**	**$ 4.73**

7 www.howardhughes.com

Howard Hughes — THE HOWARD HUGHES CORPORATION

Reconciliation of Net Income to FFO, Core FFO and AFFO

(In thousands)	Q4 2017	Q4 2016	FY 2017	FY 2016
RECONCILIATION OF NET INCOME TO FFO				
Net income attributable to common shareholders	$ 149,121	$ 43,595	$ 168,404	$ 202,303
Add:				
Segment real estate related depreciation and amortization	33,612	22,608	123,954	89,368
(Gain) loss on disposal of operating assets	(3,868)	1,117	(3,868)	1,117
Gains on sales of properties	(18,915)	—	(51,367)	(140,549)
Income tax expense (benefit) adjustments - deferred				
(Gain) loss on disposal of operating assets	1,424	(419)	1,424	(419)
Gains on sales of properties	6,963	—	19,127	52,706
Impairment of depreciable real estate properties	—	—	—	35,734
Reconciling items related to noncontrolling interests	(1,793)	—	(1,781)	23
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	1,489	1,062	4,385	4,305
FFO	$ 168,033	$ 67,963	$ 260,278	$ 244,588
Adjustments to arrive at Core FFO:				
Acquisition expenses	$ 77	$ —	$ 109	$ 526
Loss on redemption of senior notes due 2021	—	—	46,410	—
Gain on acquisition of joint venture partner's interest	(17,842)	—	(23,332)	(27,088)
Warrant loss	—	2,780	43,443	24,410
Severance expenses	123	253	2,525	453
Non-real estate related depreciation and amortization	2,447	2,010	8,298	6,496
Straight-line amortization	(2,849)	(1,203)	(7,782)	(10,861)
Deferred income tax expense (benefit)	(85,334)	18,178	(64,014)	61,411
Non-cash fair value adjustments related to hedging instruments	506	265	905	1,364
Share based compensation	2,860	587	8,211	7,343
Other non-recurring expenses (development related marketing and demolition costs)	7,337	7,592	22,427	24,396
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	79	206	502	677
Core FFO	$ 75,437	$ 98,631	$ 297,980	$ 333,715
Adjustments to arrive at AFFO:				
Tenant and capital improvements	$ (5,647)	$ (4,881)	$ (15,803)	$ (14,224)
Leasing Commissions	(968)	(1,472)	(2,995)	(3,189)
AFFO	$ 68,822	$ 92,278	$ 279,182	$ 316,302
FFO per diluted share value	**$ 3.90**	**$ 1.59**	**$ 6.04**	**$ 5.72**
Core FFO per diluted share value	**$ 1.75**	**$ 2.31**	**$ 6.92**	**$ 7.81**
AFFO per diluted share value	**$ 1.60**	**$ 2.16**	**$ 6.48**	**$ 7.40**

8 www.howardhughes.com

Howard Hughes. THE HOWARD HUGHES CORPORATION

NOI by Region

Dollars in thousands

Property	% Ownership (a)	Total Sq. Ft.	Total Units	4Q17 Occupied (#) Sq. Ft.	4Q17 Occupied (#) Units	4Q17 Leased (#) Sq. Ft.	4Q17 Leased (#) Units	4Q17 Occupied (%) Sq. Ft.	4Q17 Occupied (%) Units	4Q17 Leased (%) Sq. Ft.	4Q17 Leased (%) Units	4Q17 Annualized NOI (b)	Stabilized NOI (c)	Time to Stabilize (Years)
Stabilized Properties														
Office - Houston	100%	1,477,006	—	1,425,460	—	1,428,400	—	97%	—	97%	—	$36,937	$40,060	—
Office - Columbia	100%	1,048,679	—	979,763	—	982,926	—	93%	—	94%	—	$15,277	$15,295	—
Office - Other (d)	100%	226,000	—	226,000	—	226,000	—	100%	—	100%	—	$0	$0	—
Office - Summerlin	100%	206,279	—	191,965	—	196,400	—	93%	—	95%	—	$5,031	$5,700	—
Retail - Houston	100%	217,982	—	216,431	—	216,431	—	99%	—	99%	—	$5,630	$7,412	—
Retail - Columbia	100%	89,199	—	89,199	—	89,199	—	100%	—	100%	—	$1,640	$2,200	—
Retail - Hawaii	100%	919,412	—	804,779	—	804,779	—	88%	—	88%	—	$18,515	$18,968	—
Retail - Other (e)	100%	264,462	—	262,306	—	263,822	—	99%	—	100%	—	$5,374	$6,500	—
Retail - Summerlin	100%	824,421	—	750,627	—	796,385	—	91%	—	97%	—	$17,564	$26,300	—
Multi-Family - Houston	100%	—	707	—	674	—	686	—	95%	—	97%	$8,023	$9,100	—
Multi-Family - Columbia	50%	13,591	380	13,591	350	13,591	361	100%	92%	100%	95%	$2,671	$3,500	—
Multi-Family - New York	100%	13,000	22	13,000	21	13,000	21	100%	95%	100%	95%	$518	$600	—
Multi-Family - Summerlin	100%	—	124	—	121	—	121	—	98%	—	98%	$1,135	$2,200	—
Hospitality - Houston	100%	—	205	—	154	—	—	—	75%	—	0%	$3,778	$4,500	—
Other Assets (f)	—	—	—	—	—	—	—	—	—	—	—	$8,537	$9,122	—
Total Stabilized Properties (g)												**$130,631**	**$151,458**	**—**
Unstabilized Properties														
Office - Houston	100%	652,569	—	373,114	—	416,561	—	57%	—	64%	—	$3,203	$14,500	3.0
Office - Columbia	100%	327,238	—	186,091	—	237,292	—	57%	—	73%	—	$1,400	$8,700	3.4
Retail - Houston (h)	100%	158,135	—	126,279	—	130,140	—	80%	—	82%	—	$2,473	$3,797	1.0
Multi-Family - Houston	100%	23,280	390	21,552	377	23,126	377	93%	97%	99%	97%	$6,408	$7,500	0.5
Hospitality - Houston	100%	—	708	—	393	—	393	—	56%	—	56%	$12,245	$27,000	1.0
Self Storage - Houston	100%	—	1,438	—	468	—	468	—	33%	—	33%	$32	$1,600	3.0
Total Unstabilized Properties												**$25,760**	**$63,097**	**2.7**
Under Construction Properties														
Office - Houston	100%	203,000	—	—	—	203,000	—	—	—	100%	—	—	$5,100	2.0
Office - Columbia	100%	320,000	—	—	—	150,000	—	—	—	47%	—	—	$9,200	6.0
Office - Summerlin	100%	325,000	—	—	—	196,000	—	—	—	60%	—	—	$7,600	2.5
Retail - Houston	100%	60,300	—	—	—	35,000	—	—	—	58%	—	—	$1,668	3.0
Retail - Hawaii	100%	106,300	—	—	—	88,400	—	—	—	83%	—	—	$3,790	2.3
Multi-Family - Houston	100%	—	292	—	—	—	—	—	—	—	—	—	$3,500	3.0
Multi-Family - Columbia	50%	28,529	437	—	25	—	60	0%	6%	0%	14%	—	$4,000	2.0
Multi-Family - Summerlin	100%	—	267	—	—	—	—	—	—	—	—	—	$4,400	3.0
Hospitality - New York	35%	—	66	—	—	—	—	—	—	—	—	—	$1,300	1.0
Total Under Construction Properties												**$0**	**$40,558**	**3.4**
Total/ Wtd. Avg. for Portfolio												**$156,391**	**$255,113**	**3.1**

Notes

(a) Includes our share of NOI for our joint ventures.

(b) Annualized 4Q17 NOI includes distribution received from cost method investment in 1Q17. For purposes of this calculation, this one time annual distribution is not annualized.

(c) Table above excludes Seaport NOI until we have greater clarity with respect to the performance of our tenants. See page 16 for Stabilized NOI Yield and other project information.

(d) NOI at 110 North Wacker for 4Q17 is not shown or annualized. Re-development of this asset will begin in early 2018.

(e) Cottonwood Square was sold on December 27, 2017. The square feet for this asset are excluded from this table.

(f) Other assets are primarily made up of Kewalo Basin, Summerlin Baseball and Summerlin Hockey ground lease, and our share of other equity method investments not included in other categories.

(g) For Stabilized Properties, the difference between 4Q17 Annualized NOI and Stabilized NOI is attributable to a number of factors which may include timing, free rent or other temporary abatements, tenant turnover and market factors.

(h) Retail - Houston is inclusive of retail in The Woodlands and Bridgeland.

9 www.howardhughes.com

MPC Portfolio


Commercial 19%
Residential 81%
Commercial 37%
Residential 63%
Commercial 100%
Unstabilized 24%
Stabilized 76%
Unstabilized 50%
Stabilized 50%
Unstabilized 51%
Stabilized 49%

Master Planned Communities - Remaining Saleable Acres (a)

Income Producing Assets - Stabilized & Unstabilized

($ in thousands)	Nevada	Texas	Maryland	Total (c)
MPC Performance - 4Q17 & 4Q16				
MPC Net Contribution (4Q17) (b)	$62,507	$16,646	$9,903	$89,056
MPC Net Contribution (4Q16) (b)	$53,816	$31,898	($291)	$85,423
Operating Asset Performance - 2017 & Future				
Annualized 4Q17 In-Place NOI	$27,922	$82,618	$21,328	$131,868
Est. Stabilized NOI (Future) (d)	$50,977	$129,219	$43,235	$223,431
Wtd. Avg. Time to Stab. (yrs.)	2.7	2.6	4.5	—

Note

(a) Commercial acres may be developed internally or sold.
(b) Reconciliation from GAAP MPC segment earnings before tax (EBT) measure to MPC Net Contribution for the three months ended December 31, 2017 is found under Reconciliation of Non-GAAP Measures on page 25.
(c) Total excludes NOI from non-core operating assets, and NOI from core assets within Hawaii and New York as these regions are not defined as MPCs.
(d) Est. Stabilized NOI (Future) represents all assets within the respective MPC regions, inclusive of stabilized, unstabilized, and under construction.

10 www.howardhughes.com

Howard Hughes
Portfolio Key Metrics

	MPC Regions						Non-MPC Regions			
	Woodlands Houston, TX	Woodlands Hills Houston, TX	Bridgeland Houston, TX	Summerlin Las Vegas, NV	Columbia Columbia, MD	Total MPC Regions	Hawaii Honolulu, HI	Seaport New York, NY	Other	Total Non-MPC
Operating - Stabilized Properties										
Office s.f.	1,477,006	-	-	206,279	1,048,679	2,731,964	-	-	226,000	226,000
Retail s.f.	217,982	-	-	824,421	102,790	1,145,193	919,412	-	264,462	1,183,874
Multifamily units	707	-	-	124	380	1,211	-	22	-	22
Hotel Rooms	205	-	-	-	-	205	-	-	-	-
Self Storage Units	-	-	-	-	-	-	-	-	-	-
Operating - Unstabilized Properties										
Office s.f.	652,569	-	-	-	327,238	979,807	-	-	-	-
Retail s.f. (a)	97,949	-	83,466	-	-	181,415	-	-	-	-
Multifamily units	390	-	-	-	-	390	-	-	-	-
Hotel rooms	708	-	-	-	-	708	-	-	-	-
Self Storage Units	1,438	-	-	-	-	1,438	-	-	-	-
Operating - Under Construction Properties										
Office s.f.	203,000	-	-	325,000	320,000	848,000	-	-	-	-
Retail s.f. (b)	60,300	-	-	-	28,529	88,829	106,300	-	-	106,300
Multifamily units	292	-	-	267	437	996	-	-	-	-
Hotel rooms	-	-	-	-	-	-	-	66	-	66
Self Storage Units	-	-	-	-	-	-	-	-	-	-
Residential Land										
Total gross acreage/condos (c)	28,475 ac.	2,055 ac.	11,470 ac.	22,500 ac.	16,450 ac.	80,950 ac.	1,381	n.a.	n.a.	1,381
Current Residents (c)	116,000	-	8,800	108,000	112,000	344,800	n.a.	n.a.	n.a.	-
Remaining saleable acres/condos	231	1,425	2,440	3,568	n.a.	7,664	95	n.a.	n.a.	95
Estimated price per acre (d)	$628	$313	$377	$584	n.a.		n.a.	n.a.	n.a.	-
Commercial Land										
Total acreage remaining	743	171	1,535	821	97	3,367	n.a.	n.a.	n.a.	-
Estimated price per acre (e)	$945	$552	$470	$759	$576		n.a.	n.a.	n.a.	-

Notes

Portfolio Key Metrics herein include square feet, units and rooms included in joint venture projects. Sq. ft. and units are not shown at share.

(a) Retail s.f. within the Summerlin region excludes 381,767 sq. ft. of anchors.

(b) Retail s.f. within New York region excludes Pier 17 and Uplands, pending final plans for this project.

(c) Acreage and current residents shown as of December 31, 2017.

(d) Residential pricing represents average price per acre in 2017.

(e) Commercial pricing: estimate of current value based upon recent sales, third party appraisals and third party MPC experts.

11 www.howardhughes.com

Office and Retail Lease Expirations Total Office and Retail Portfolio as of December 31, 2017 30% 25% 20% Blended - 10 years 15% 10% 5% 0% Office Expirations Retail Expirations Wtd. Avg. Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. Annualized Cash Rent Per Leased Sq. Ft. Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Expiration Year 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter $3,841 7,614 8,364 5,552 7,471 11,640 11,287 9,599 1,739 14,098 11,559 4.14% 8.21% 9.02% 5.98% 8.05% 12.55% 12.17% 10.35% 1.87% 15.20% 12.46% $5,253 5,909 6,791 6,980 6,151 9,627 4,659 26,094 5,582 5,376 21,319 5.06% 5.70% 6.55% 6.73% 5.93% 9.28% 4.49% 25.15% 5.38% 5.18% 20.55% $32.96 28.68 27.56 31.93 10.40 28.66 24.59 33.78 32.38 29.77 42.35 $39.36 40.75 52.32 26.91 48.53 53.52 35.71 53.99 38.10 40.93 24.54 $92,765 100.00% $103,741 100.00% Total % of Annualized Cash Rent Expiring 12www.howardhughes.com Weighted Avg. Lease Term D.C. - 7 Years N.Y. - 12 Years Office Retail 2018 Office Retail 2019 Office Retail 2020 Office Retail 2021 Office Retail 2022 Office Retail 2023 Office Retail 2024 Office Retail 2025 Office Retail 2026 Office Retail 2027 Office Retail 2028+ HoustonLas VegasColumbiaHawaiiOther Office Retail ` Lease Expirations

Howard Hughes
THE HOWARD HUGHES CORPORATION

Stabilized Properties

Dollars in thousands

Property	Location	% Ownership	Rentable Sq. Ft. / Units	4Q17 % Occ.	4Q17 % Leased	Annualized 4Q17 NOI	Est. Stabilized NOI
Office							
One Hughes Landing	Houston, TX	100%	197,719	100%	100%	$6,204	$6,240
Two Hughes Landing	Houston, TX	100%	197,714	96%	98%	5,840	6,000
1735 Hughes Landing Boulevard	Houston, TX	100%	318,170	100%	100%	7,332	7,696
2201 Lake Woodlands Drive	Houston, TX	100%	24,119	100%	100%	(23)	410
9303 New Trails	Houston, TX	100%	97,967	58%	58%	1,185	1,800
3831 Technology Forest	Houston, TX	100%	95,078	100%	100%	2,268	2,268
3 Waterway Square	Houston, TX	100%	232,021	100%	100%	6,768	6,900
4 Waterway Square	Houston, TX	100%	218,551	100%	100%	5,687	6,856
1400 Woodloch Forest	Houston, TX	100%	95,667	97%	97%	1,676	1,890
10-70 Columbia Corporate Center	Columbia, MD	100%	888,474	92%	93%	12,615	12,615
Columbia Office Properties	Columbia, MD	100%	61,598	100%	100%	818	818
One Mall North	Columbia, MD	100%	98,607	99%	99%	1,843	1,861
One Summerlin	Las Vegas, NV	100%	206,279	93%	95%	5,031	5,700
110 N. Wacker	Chicago, IL	100%	226,000	100%	100%	–	–
Total Office			**2,957,964**			**$57,245**	**$61,055**
Retail							
Hughes Landing Retail	Houston, TX	100%	126,131	99%	99%	$3,316	$4,104
1701 Lake Robbins	Houston, TX	100%	12,376	100%	100%	322	400
20/25 Waterway Avenue	Houston, TX	100%	50,062	100%	100%	1,393	1,891
Waterway Garage Retail	Houston, TX	100%	21,513	100%	100%	620	800
Columbia Regional	Columbia, MD	100%	89,199	100%	100%	1,640	2,200
Downtown Summerlin	Las Vegas, NV	100%	824,421	91%	97%	17,564	26,300
Ward Village Retail	Honolulu, HI	100%	919,412	88%	88%	18,515	18,968
Cottonwood Square (a)	Salt Lake City, UT	100%	–	0%	0%	–	–
Outlet Collection at Riverwalk	New Orleans, LA	100%	264,462	99%	100%	5,374	6,500
2000 Woodlands Parkway	Houston, TX	100%	7,900	100%	100%	(20)	217
Total Retail			**2,315,476**			**$48,724**	**$61,380**

Notes

(a) Cottonwood Square was sold on December 27, 2017. The square feet and NOI for this asset are excluded from this table.

13 www.howardhughes.com

Dollars in thousands Residential 100% 393 94% 96% 4,129 4,600 Millennium Waterway Apartments Houston, TX 50% 13,591 / 380 100% / 92% 100% / 95% 2,671 3,500 The Metropolitan Columbia, MD Total Residential 26,591 / 1,233 $12,347 $15,400 Hotel Total Hotel 205 $3,778 $4,500 Other 20% NA NA NA 2,047 2,047 Sarofim Equity Investment Houston, TX 100% NA NA NA 1,614 1,614 Woodlands Ground Leases Houston, TX 100% NA NA NA 452 452 Hockey Ground Lease Las Vegas, NV Total Other NA NA NA $8,537 $9,122 Total Stabilized $130,631 $151,458 Notes (a) Hotel property Percentage Occupied is the average for Q4 2017. 14www.howardhughes.com Other AssetsVarious100%NANANA(365)220 Summerlin Operating CompanyLas Vegas, NV100%NANANA999999 Stewart Title of Montgomery County, TXHouston, TX50%NANANA409409 Summerlin Hospital DistributionLas Vegas, NV5%NANANA$3,382$3,382 Embassy Suites at Hughes Landing (a)Houston, TX100%20575%NA$3,778$4,500 ConstellationLas Vegas, NV100%12498%98%1,1352,200 85 South StreetNew York, NY100%13,000 / 22100% / 95%100% / 95%518600 Millennium Six Pines ApartmentsHouston, TX100%31497%98%$3,893$4,500 4Q17 % Leased 4Q17 % Occ. Rentable Sq. Ft. / Units % Ownership Location Property Est. Stabilized NOI Annualized 4Q17 NOI Stabilized Properties (cont'd)

Unstabilized Properties

Dollars in thousands

Project Name	Location	% Ownership	Rentable Sq. Ft. / Units	4Q17 % Occ. (a)	4Q17 % Leased (a)	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Annualized 4Q17 NOI	Est. Stabilized NOI (b)	Est. Stab. Date
Office										
Three Hughes Landing	Houston, TX	100%	320,815	44%	57%	$67,055	$90,162	($108)	$7,600	2020
1725 Hughes Landing	Houston, TX	100%	331,754	70%	70%	54,810	74,994	3,311	6,900	2020
One Merriweather	Columbia, MD	100%	202,603	56%	81%	67,984	78,187	1,541	5,100	2020
Two Merriweather	Columbia, MD	100%	124,635	58%	58%	26,985	40,941	(141)	3,600	2021
Total Office			**979,807**			**$216,834**	**$284,284**	**$4,603**	**$23,200**	
Retail										
Creekside Village Green	Houston, TX	100%	74,669	91%	91%	$15,779	$15,779	$1,411	$2,097	2017
Lakeland Village Center	Houston, TX	100%	83,466	70%	75%	13,658	16,274	1,062	1,700	2018
Total Retail			**158,135**			**$29,437**	**$32,053**	**$2,473**	**$3,797**	
Residential										
One Lakes Edge	Houston, TX	100%	23,280 / 390	93% / 97%	99% / 98%	$81,729	$81,729	$6,408	$7,500	2020
Total Residential			**23,280 / 390**	**93% / 97%**	**99% / 98%**	**$81,729**	**$81,729**	**$6,408**	**$7,500**	
Hotel										
The Woodlands Resort & Conference Center	Houston, TX	100%	406	45%	NA	$72,360	$72,360	$7,274	$16,500	2020
The Westin at The Woodlands	Houston, TX	100%	302	69%	NA	92,727	97,380	4,971	10,500	2020
Total Hotel			**708**			**$165,087**	**$169,740**	**$12,245**	**$27,000**	
Other										
HHC 242 Self-Storage	Houston, TX	100%	654	36%	36%	$8,138	$8,607	($17)	$800	2020
HHC 2978 Self-Storage	Houston, TX	100%	784	29%	29%	7,754	8,476	49	800	2020
Total Other			**1,438**			**$15,892**	**$17,083**	**$32**	**$1,600**	
Total Unstabilized						**$508,979**	**$584,889**	**$25,760**	**$63,097**	

Notes

(a) With the exception of Hotel properties, Percentage Occupied and Percentage Leased are as of December 31, 2017. Each Hotel property Percentage Occupied is the average for Q4 2017.

(b) Company estimates of stabilized NOI are based on current leasing velocity, excluding inflation and organic growth.

15 www.howardhughes.com

Under Construction Properties

Dollars in thousands, except per sq. ft. and unit amounts

Owned & Managed

Project Name	City, State	% Ownership	Est. Rentable Sq. Ft.	Percent Pre-Leased[1]	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Est. Stabilized NOI	Stabilized NOI Yield
Office											
100 Fellowship Dr	Houston, TX	100%	203,000	100%	Under construction	Q2 2017	Q4 2019	$12,965	$63,278	$5,062	8%
Aristocrat	Las Vegas, NV	100%	180,000	100%	Under construction	Q2 2017	Q1 2019	6,691	46,661	4,071	9%
Two Summerlin	Las Vegas, NV	100%	145,000	11%	Under construction	Q2 2017	2020	8,368	49,538	3,500	7%
Three Merriweather	Columbia, MD	100%	320,000	50%	Pending Construction	Q1 2018	2023	4,426	138,221	9,200	7%
Total Office			848,000					$32,450	$297,698	$21,833	
Retail											
Seaport - Uplands / Pier 17[3]	New York, NY	100%	449,527	56%	Under construction	Q4 2013	Q1 2021	$447,065	$731,000	$43,000 - $58,000	6% - 8%
Lake Woodlands Crossing	Houston, TX	100%	60,300	58%	Under construction	Q4 2017	Q4 2020	551	15,381	1,700	11%
Total Retail			509,827					$447,616	$746,381	$44,700 - $59,700	

Project Name	City, State	% Ownership	Est. Number of Units	Monthly Est. Rent Per Unit	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Est. Stabilized NOI	Stabilized NOI Yield
Multifamily											
Creekside Apartments	Houston, TX	100%	292	$1,538	Under construction	Q1 2017	Q4 2019	$14,527	$42,111	$3,499	8%
m.flats/Ten.M Building[4]	Columbia, MD	50%	437	$1,982	Under construction	Q1 2016	Q3 2019	96,934	109,345	8,100	7%
Downtown Summerlin Apartments	Las Vegas, NV	100%	267	$1,924	Pending Construction	Q1 2018	Q3 2020	2,764	59,276	4,400	7%
Total Multifamily			996					$114,225	$210,732	$15,999	
Total Under Construction								$594,291	$1,254,811	$82,532 - $97,532	

(1) Represents leases signed as of December 31, 2017 and is calculated as the total leased square feet divided by total leasable square feet, expressed as a percentage.

(2) Represents management's estimate of the first quarter of operations in which the asset may be stabilized.

(3) Seaport - Uplands / Pier 17 Estimated Rentable sq. ft. and costs are inclusive of the Tin Building, the plans for which are being finalized. Develop. Costs Incurred and Est. Total Costs are shown net of insurance proceeds of approximately $55 million.

(4) Total Develop. Costs Incurred, Est. Total Cost, and Est. Stabilized NOI shown gross, not at share.

16 www.howardhughes.com

In thousands, except rentable SF / Units / Acres 4Q 2017 Acquisitions SF / Units / Acres Price $8,000(1) 12/28/2017 Constellation 100% Las Vegas, NV 124 Units 4Q 2017 Dispositions Property % Ownership Location Sale Price SF / Units / Acres 12/13/2017 Century Plaza 100% Birmingham, AL 59.00 AC $3,000 12/22/2017 Kendall Town Center 100% Kendall, FL 69.85 AC $41,837 12/27/2017 Cottonwood Square 100% Salt Lake City, UT 77,080 SF $8,500 (1) Purchased our joint venture partner's 50% interest for $8.0 million in cash and 50% of the joint venture liabilities for a total of $16.0 million. 17www.howardhughes.com Date SoldRentable Date AcquiredProperty% OwnershipLocationRentableAcquisition Acquisition / Disposition Activity

Howard Hughes — Master Planned Community Land

Dollars in thousands	Woodlands 4Q 2017	Woodlands 4Q 2016	Woodlands Hills 4Q 2017	Woodlands Hills 4Q 2016	Bridgeland 4Q 2017	Bridgeland 4Q 2016	Summerlin 4Q 2017	Summerlin 4Q 2016	Maryland 4Q 2017	Maryland 4Q 2016	Total 4Q 2017	Total 4Q 2016
Revenues:												
Residential land sale revenues	$13,114	$17,529	$1,282	$ —	$7,341	$6,918	$35,691	$42,303	$ —	$ —	$57,428	$66,750
Commercial land sale revenues	—	—	—	—	1,745	1,345	1,591	55	10,300	—	13,636	1,400
Builder price participation	49	48	—	—	102	159	8,071	5,548	—	—	8,222	5,755
Other land sale revenues	1,274	1,612	9	2	4,111	108	3,152	2,274	—	1	8,546	3,997
Total revenues	**$14,437**	**$19,189**	**$1,291**	**$2**	**$13,299**	**$8,530**	**$48,505**	**$50,180**	**$10,300**	**$1**	**$87,832**	**$77,902**
Expenses:												
Cost of sales - residential land	$5,715	$8,328	$672	$ —	$2,558	$2,048	$17,797	$18,809	$ —	$ —	$26,742	$29,185
Cost of sales - commercial land	—	—	—	—	437	389	29	25	5,620	—	6,086	414
Real estate taxes	885	501	3	15	453	394	631	595	(229)	164	1,743	1,669
Land sales operations (a)	3,408	6,123	247	63	1,858	1,579	2,506	2,417	634	66	8,653	10,248
Depreciation and amortization	30	30	-	-	23	24	21	19	2	3	76	76
Total Expenses	**$10,038**	**$14,982**	**$922**	**$78**	**$5,329**	**$4,434**	**$20,984**	**$21,865**	**$6,027**	**$233**	**$43,300**	**$41,592**
Net interest capitalized (expense)	(1,177)	(1,107)	148	148	2,896	2,408	4,523	4,022	—	(3)	6,390	5,468
Equity in earnings from real estate affiliates	—	—	—	—	—	—	1,682	20,928	—	—	1,682	20,928
EBT	**$3,222**	**$3,100**	**$517**	**$72**	**$10,866**	**$6,504**	**$33,726**	**$53,265**	**$4,273**	**($235)**	**$52,604**	**$62,706**
Key Performance Metrics:												
Residential												
Total acres closed in current period	18.7	30.8	4.1	—	20.3	18.8	59.6	35.7	—	—		
Price per acre achieved	$701	$569	$313	NM	$362	$368	$571	$688	NM	NM		
Avg. gross margins	56%	52%	48%	NM	65%	70%	50%	56%	NM	NM		
Commercial												
Total acres closed in current period	—	—	—	—	9.0	—	5.0	—	10.3	—		
Price per acre achieved	NM	NM	NM	NM	$264	NM	$256	NM	$1,000	NM		
Avg. gross margins	NM	NM	NM	NM	75%	71%	98%	55%	45%	NM		
Avg. combined before-tax net margins	**56%**	**52%**	**48%**	**NM**	**67%**	**71%**	**52%**	**56%**	**45%**	**NM**		

Key Valuation Metrics:	Woodlands	Woodlands Hills	Bridgeland	Summerlin	Maryland
Remaining saleable acres					
Residential	231	1,425	2,440	3,568	NM
Commercial	743	171	1,535	821	97 (b)
Projected est. % superpads / lot size	0% / —	0% / —	0% / —	88% / 0.25 ac	NM
Projected est. % single-family detached lots / lot size	71% / 0.29 ac	87% / 0.32 ac	89% / 0.16 ac	0% / —	NM
Projected est. % single-family attached lots / lot size	29% / 0.08 ac	13% / 0.13 ac	10% / 0.12 ac	0% / —	NM
Projected est. % custom homes / lot size	0% / —	0% / —	1% / 1.0 ac	21% / 0.4 ac	NM
Estimated builder sale velocity (blended total - TTM) (c)	35	—	45	85	NM
Gross margin range (GAAP), net of MUDs (d)	56.0%	48.0%	67.0%	52.0%	45.0%
Gross margin range (Cash), net of MUDs (d)	99.0%	85.0%	81.0%	75.0%	NM
Residential sellout / Commercial buildout date estimate					
Residential	2023	2029	2034	2039	—
Commercial	2026	2028	2045	2039	2021

Notes

(a) Includes Other income of $3.5 million that has been included for presentation purposes.

(b) Does not include 31 commercial acres held in the Strategic Development segment in Downtown Columbia.

(c) Represents the average monthly builder homes sold over the last twelve months ended December 31, 2017.

(d) GAAP gross margin is based on GAAP revenues and expenses which exclude revenues deferred on sales closed where revenue did not meet criteria for recognition, and includes revenues previously deferred that met criteria for recognition in the current period. Gross margin for each MPC may vary from period to period based on the locations of the land sold and the related costs associated with developing the land sold. Projected cash gross margin includes all future projected revenue less all future projected development costs, net of expected reimbursable costs, and future capitalized overhead, taxes and interest.

18 www.howardhughes.com

Howard Hughes
THE HOWARD HUGHES CORPORATION
Ward Village Condominiums

	Waiea (a)	Anaha (b)	Ae'o	Ke Kilohana (c)	Total
Key Metrics					
Type of building	Ultra-Luxury	Luxury	Upscale	Workforce	
Number of units	174	317	466	424	1,381
Avg. unit s.f.	2,174	1,417	836	694	1,094
Condo s.f.	378,238	449,205	389,368	294,273	1,511,084
Street retail s.f.	8,200	16,100	68,300	21,900	114,500
Stabilized retail NOI ($ in thousands)	$453	$1,152	$1,557	$1,081	$4,243
Stabilization year	2017	2019	2019	2020	
Development progress					
Status	Opened	Opened	U/C	U/C	
Start date (actual or est.)	2Q14	4Q14	1Q16	4Q16	
Completion date (actual or est.)	Complete	Complete	1Q19	2019	
Total development cost ($m)	$424.6	$401.3	$428.5	$218.9	$1,473.3
Cost-to-date ($m)	$391.6	$371.7	$222.3	$64.9	$1,050.5
Remaining to be funded ($m)	$33.0	$29.6	$206.2	$154.0	$422.8
Financial Summary (Dollars in thousands, except per sq. ft.)					
# of units closed or under contract in 4Q17	165	309	422	390	1,286
Total % of units closed or under contract	94.8%	97.5%	90.6%	92.0%	93.1%
Number of units closed or under contract (current quarter)	0	2	55	2	59
Square footage closed or under contract (total)	340,061	423,729	340,720	259,600	1,364,110
Total % square footage closed or under contract	89.9%	94.3%	87.5%	88.2%	90.3%
Target condo profit margin at completion (excl. land cost)	—	—	—	—	~30%
Total cash received (closings & deposits)	—	—	—	—	$1,188,912
Total GAAP revenue recognized	—	—	—	—	$1,324,901
Expected avg. price per sq. ft.	$1,900 - $1,950	$1,100 - $1,150	$1,300 - $1,350	$700 - $750	$1,300 - $1,325
Expected construction costs per retail sq. ft.	—	—	—	—	~$1,100
Deposit Reconciliation (Dollars in thousands)					
Deposits from sales commitment					
spent towards construction	$117,916	$80,268	$67,000	$19,443	$284,627
held for future use (d)	$13,527	$1,758	$34,346	$225	$49,856
Total deposits from sales commitment	**$131,443**	**$82,026**	**$101,346**	**$19,668**	**$334,483**

Notes

(a) We began delivering units at Waiea in November 2016. As of December 31, 2017, we've closed 159 units, we have 6 under contract, and 9 units remaining to be sold.

(b) We began delivering units at Anaha in October 2017. As of December 31, 2017, we've closed 305 units, we have 4 under contract, and 8 units remaining to be sold.

(c) Ke Kilohana consists of 375 workforce units and 49 market rate units.

(d) Total deposits held for future use are shown in Other Assets on the balance sheet.

U/C = Under Construction

19 www.howardhughes.com

Howard Hughes. THE HOWARD HUGHES CORPORATION

Other Assets

Property Name	City, State	% Own	Acres	Notes
Planned Future Development				
The Elk Grove Collection	Elk Grove, CA	100%	64	Plan to build a 400,000 Sq. Ft. outlet retail center. Sold 36 acres for $36 million in total proceeds in 2017.
Landmark Mall	Alexandria, VA	100%	33	Plan to transform the mall into an open-air, mixed-use community. In January 2017, we acquired the 11.4 acre Macy's site for $22.2 million.
Cottonwood Mall	Holladay, UT	100%	54	Under contract to sell in separate parcels. First closing expected in 2018.
Circle T Ranch and Power Center	Westlake, TX	50%	207	50/50 joint venture with Hillwood Development Company. In 2016, HHC sold 72 acres to an affiliate of Charles Schwab Corporation.
West Windsor	West Windsor, NJ	100%	658	Zoned for approximately 6 million square feet of commercial uses.
AllenTowne	Allen, TX	100%	238	Located 27 miles north of Downtown Dallas. Agricultural property tax exemptions are in place for most of the property, which reduces carrying costs.
Bridges at Mint Hill	Charlotte, NC	91%	210	Zoned for approximately 1.3 million square feet of commercial uses.
Maui Ranch Land	Maui, HI	100%	20	Two, non-adjacent, ten-acre parcels zoned for native vegetation.
Fashion Show Air Rights	Las Vegas, NV	80%	N/A	Air rights above the Fashion Show Mall located on the Las Vegas Strip.

20 www.howardhughes.com

Howard Hughes THE HOWARD HUGHES CORPORATION

Debt Summary

(In thousands)	December 31, 2017	December 31, 2016
Fixed-rate debt:		
Unsecured 5.375% Senior Notes	$ 1,000,000	$ -
Unsecured 6.875% Senior Notes	-	750,000
Secured mortgages, notes and loans payable	499,299	390,118
Special Improvement District bonds	27,576	44,023
Variable-rate debt:		
Mortgages, notes and loans payable, excluding condominium financing	1,317,311	1,363,472
Condominium financing	33,603	160,847
Mortgages, notes and loans payable	$ 2,877,789	$ 2,708,460
Unamortized bond issuance costs	(6,898)	(5,779)
Deferred financing costs, net	(12,946)	(11,934)
Total consolidated mortgages, notes and loans payable	$ 2,857,945	$ 2,690,747
Total unconsolidated mortgages, notes and loans payable at pro-rata share	$ 84,983	$ 55,481
Total Debt	**$ 2,942,928**	**$ 2,746,228**

Net Debt on a Segment Basis, at share as of December 31, 2017

(In thousands) **Segment Basis (a)**	Master Planned Communities	Operating Assets	Strategic Developments	Segment Totals	Non-Segment Amounts	Total
Mortgages, notes and loans payable, excluding condominium financing (a	$ 239,764	$ 1,625,494	$ 48,927	$ 1,914,185	$ 995,140	$ 2,909,325
Condominium financing	—	—	33,603	33,603	—	33,603
Less: cash and cash equivalents (a)	(104,256)	(71,520)	(44,202)	(219,978)	(674,701)	(894,679)
Special Improvement District receivables	(26,430)	—	—	(26,430)	—	(26,430)
Municipal Utility District receivables	(184,811)	—	—	(184,811)	—	(184,811)
Net Debt	**$ (75,733)**	**$ 1,553,974**	**$ 38,328**	**$ 1,516,569**	**$ 320,439**	**$ 1,837,008**

Consolidated Debt Maturities and Contractual Obligations by Extended Maturity Date as of December 31, 2017 (b)

(In thousands)	1 year	1-3 years	3-5 years	5 years and thereafter	Total
Mortgages, notes and loans payable	$ 78,207	$ 902,184	$ 535,904	$ 1,361,494	$ 2,877,789
Interest Payments	130,849	347,517	164,699	185,105	828,170
Ground lease and other leasing commitments	8,769	16,378	15,527	314,129	354,803
Total consolidated debt maturities and contractual obligations	**$ 217,825**	**$ 1,266,079**	**$ 716,130**	**$ 1,860,728**	**$ 4,060,762**

(a) Each segment includes our share of related cash and debt balances for all joint ventures included in Investments in Real Estate and Other Affiliates. Please see our Liquidity and Capital Resources discussion in the 2017 Annual Report on Form 10-K for additional information.

(b) Mortgages, notes and loans payable and condominium financing are presented based on extended maturity date. Extension periods generally can be exercised at our option at the initial maturity date, subject to customary extension terms that are based on property performance as of the initial maturity date and/or extension date. Such extension terms may include, but are not limited to, minimum debt service coverage, minimum occupancy levels or condominium sales levels, as applicable, and other performance criteria. We may have to pay down a portion of the debt in order to obtain the extension if we are not in compliance with the covenants of the financing arrangement.

21 www.howardhughes.com

Property Level Debt

Asset	4Q17 Principal Balance ($ in thousands)	Contract Interest Rate	Interest Rate Hedge	Current Annual Interest Rate	Initial / Extended Maturity (a)
Master Planned Communities					
The Woodlands Master Credit Facility	$150,000	L+275	Floating	4.24%	Apr-20 / Apr-21
Bridgeland Credit Facility	$65,000	L+315	Floating	4.76%	Nov-20 / Nov-22
	$215,000				
Operating Assets					
Outlet Collection at Riverwalk	$53,841	L+275	Floating	4.24%	Oct-17 / Oct-18
1725-35 Hughes Landing Boulevard	$117,417	L+165	Floating	3.14%	Jun-18 / Jun-19
The Westin at The Woodlands	$57,946	L+265	Floating	4.14%	Aug-18 / Aug-19
110 North Wacker (b)	$18,926	5.21%	Swapped to Fixed	5.21%	Oct-19
Three Hughes Landing	$45,058	L+235	Floating	3.84%	Jan-18 / Dec-19
Lakeland Village Center at Bridgeland	$11,470	L+235	Floating	3.84%	May-18 / May-20
Embassy Suites at Hughes Landing	$31,245	L+250	Floating	3.99%	Oct-18 / Oct-20
The Woodlands Resort & Conference Center	$65,500	L+325	Floating	4.74%	Dec-18 / Dec-20
One Merriweather	$42,332	L+215	Floating	3.64%	Feb-20 / Feb-21
Downtown Summerlin	$274,088	L+215	Floating / Swap	4.69%	Sep-20 / Sep-21
Two Merriweather	$19,429	L+250	Floating	3.99%	Oct-20 / Oct-21
HHC 242 Self-Storage	$6,243	L+260	Floating	4.09%	Oct-19 / Oct-21
HHC 2978 Self-Storage	$5,634	L+260	Floating	4.09%	Jan-20 / Jan-22
70 Columbia Corporate Center	$20,000	L+200	Floating	3.49%	May-20 / May-22
One Mall North	$14,463	L+225	Floating	3.74%	May-20 / May-22
10-60 Corporate Centers	$80,000	L+175	Floating / Swap	3.33%	May-20 / May-22
20/25 Waterway Avenue	$13,646	4.79%	Fixed	4.79%	May-22
Millennium Waterway Apartments	$55,095	3.75%	Fixed	3.75%	Jun-22
Ward Village	$238,718	L+250	Floating / Swap	3.82%	Sep-21 / Sep-23
9303 New Trails	$12,003	4.88%	Fixed	4.88%	Dec-23
4 Waterway Square	$35,151	4.88%	Fixed	4.88%	Dec-23
3831 Technology Forest Drive	$21,954	4.50%	Fixed	4.50%	Mar-26
Kewalo Basin Harbor	—	L+275	Floating	4.24%	Sep-27
Millennium Six Pines Apartments	$42,500	3.39%	Fixed	3.39%	Aug-28
3 Waterway Square	$50,327	3.94%	Fixed	3.94%	Aug-28
One Hughes Landing	$52,000	4.30%	Fixed	4.30%	Dec-29
Two Hughes Landing	$48,000	4.20%	Fixed	4.20%	Dec-30
One Lakes Edge	$69,440	4.50%	Fixed	4.50%	Mar-29 / Mar-31
Constellation Apartments	$24,200	4.07%	Fixed	4.07%	Jan-33
Hughes Landing Retail	$35,000	3.50%	Fixed	3.50%	Dec-36
Columbia Regional Building	$25,000	4.48%	Fixed	4.48%	Feb-37
	$1,586,626				
Strategic Developments					
Ke Kilohana	—	L+325	Floating	4.74%	Dec-19 / Dec-20
Ae'o	$33,603	L+400	Floating	5.49%	Dec-19 / Dec-21
100 Fellowship Drive	$1	L+150	Floating	2.99%	May-22
Aristocrat	—	P+40	Floating	4.90%	Oct-22
Two Summerlin	—	P+40	Floating	4.90%	Oct-22
	$33,604				
Total (c)	**$1,835,230**				

Notes

(a) Extended maturity assumes all extension options are exercised if available based on property performance.

(b) Libor was swapped to a 2.96% fixed-rate through its full repayment on January 19, 2018.

(c) Excludes JV debt, Corporate level debt, and SID bond debt related to Summerlin MPC & Retail.

22 www.howardhughes.com

Minimum Contractual Ground Lease Payments ($ in thousands) Future Cash Payments Year Ended December 31 Pro-Rata Share Three months ended Ground Leased Asset Expiration Date December 31, 2017 2017 2018 Thereafter Total Riverwalk (a) Seaport Kewalo Basin Harbor $3,649 1,547 300 $2,453 1,593 300 $60,406 205,903 9,200 $62,859 207,496 9,500 100% 100% 100% 2045-2046 2031 (b) 2049 $997 348 75 $5,496 $4,346 $275,509 $279,855 (a) Includes base ground rent, deferred ground rent and the participation rent, as applicable. Future payments of participation rent are calculated based on the floor only. (b) Initial expiration is 12/30/2031 but subject to extension options through 12/31/2072. 23www.ho wardhughes.co m Summary of Ground Leases

Under Construction - Projects in the Strategic segment for which construction has commenced as of December 31, 2017, unless otherwise noted. This excludes MPC and condominium development. Unstabilized - Properties in the Operating segment that have not been in service for more than 36 months and do not exceed 90% occupancy. If an office, retail or multi-family property has been in service for more than 36 months but does not exceed 90% occupancy, the asset is considered underperforming and is included in Stabilized. Stabilized - Properties in the Operating segment that have been in service for more than 36 months or have reached 90% occupancy, which ever occurs first. If an office, retail or multifamily property has been in service for more than 36 months but does not exceed 90% occupany, the asset is considered underperforming. Net Operating Income (NOI) - We define NOI as operating cash revenues (rental income, tenant recoveries and other revenue) less operating cash expenses (real estate taxes, repairs and maintenance, marketing and other property expenses), including our share of NOI from equity investees. NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and, unless otherwise indicated, Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors which vary by property, such as lease structure, lease rates and tenant bases, have on our operating results, gross margins and investment returns. We believe that net operating income (“NOI”) is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. 24www.howardhughes.com Definitions

Reconciliation of Non-GAAP Measures

Reconciliation of Operating Assets segment EBT to Total NOI:

(In thousands)	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016 (a)	FY 2017	FY 2016 (a)
Total Operating Assets segment EBT	$ (14,356)	$ (13,162)	$ (9,068)	$ 7,922	$ 5,191	$ (28,664)	$ (22,985)
Straight-line lease amortization	(2,801)	(1,421)	(1,816)	(1,961)	(1,057)	(7,999)	(10,689)
Demolition costs	1,443	34	63	65	194	1,605	194
Development-related marketing costs	1,029	1,067	832	418	46	3,346	947
Depreciation and Amortization	33,503	33,885	32,244	22,789	21,767	122,421	86,313
Provision for impairment	—	—	—	—	—	—	35,734
Write-off of lease intangibles and other	492	41	15	27	61	575	25
Other income, net	50	249	(162)	178	(1,475)	315	(4,601)
Equity in earnings from Real Estate Affiliates	472	(317)	(37)	(3,385)	(185)	(3,267)	(2,802)
Interest, net	15,580	15,940	15,540	14,524	13,458	61,584	50,427
Total Operating Assets NOI - Consolidated	**35,412**	**36,316**	**37,611**	**40,577**	**38,000**	**149,916**	**132,563**
Redevelopments							
Historic Area / Uplands (a)	—	—	—	—	—	—	(589)
Landmark Mall	—	—	—	—	(150)	—	(676)
Total Operating Asset Redevelopments NOI	**—**	**—**	**—**	**—**	**(150)**	**—**	**(1,265)**
Dispositions							
Cottonwood Square	250	165	161	174	176	750	705
Park West	1	(8)	(39)	(14)	490	(60)	1,835
Total Operating Asset Dispositions NOI	**251**	**157**	**122**	**160**	**666**	**690**	**2,540**
Consolidated Operating Assets NOI excluding properties sold or in redevelopment	**$ 35,161**	**$ 36,159**	**$ 37,489**	**$ 40,417**	**$ 37,484**	**$ 149,226**	**$ 131,288**
Company's Share NOI - Equity investees	**$ 1,084**	**$ 1,186**	**$ 1,385**	**$ 746**	**$ 888**	**$ 4,401**	**$ 5,069**
Distributions from Summerlin Hospital Investment	—	—	—	**3,383**	—	3,383	**2,616**
Total NOI	**$ 36,245**	**$ 37,345**	**$ 38,874**	**$ 44,546**	**$ 38,372**	**$ 157,010**	**$ 138,973**

(a) - Effective January 1, 2017, we moved South Street Seaport assets under construction and related activities out of the Operating Assets segment into the Strategic Developments segment. South Street Seaport operating properties and related operating results remain presented within the Operating Assets segment. The respective segment earnings and NOI presented above in all 2016 periods to reflect this change.

Reconciliation of MPC Land Sales Closed to GAAP Land Sales Revenue:	Three Months Ended December 31,		Year Ended December 31,	
(In thousands)	Q4 2017	Q4 2016	Q4 2017	Q4 2016
Total residential land sales closed in period	$ 55,759	$ 48,997	$ 189,017	$ 163,142
Total commercial land sales closed in period	13,955	—	18,254	10,753
Net recognized (deferred) revenue:				
Bridgeland	(634)	1,345	6,722	3,780
Summerlin	(2,270)	15,655	20,063	29,596
Total net recognized (deferred) revenue	(2,904)	17,000	26,785	33,376
Special Improvement District bond revenue	4,254	2,153	14,539	8,047
Total land sales revenue - GAAP basis	$ 71,064	$ 68,150	$ 248,595	$ 215,318
Total MPC segment revenue - GAAP basis	$ 87,832	$ 77,902	$ 299,543	$ 253,304

Reconciliation of MPC segment EBT to MPC Net Contribution:	Three Months Ended December 31,		Year Ended December 31,	
(In thousands)	2017	2016	2017	2016
MPC segment EBT	$ 52,604	$ 62,706	$ 190,351	$ 179,481
Plus:				
Cost of sales - land	32,828	29,599	121,116	95,727
Depreciation and amortization	76	75	323	311
MUD and SID bonds collections, net	54,548	34,187	56,509	37,672
Distributions from Real Estate and Other Affiliates	10,000	22,900	10,000	22,900
Less:				
MPC development expenditures	(56,342)	(43,091)	(193,087)	(149,592)
MPC land acquisitions	(2,976)	(25)	(4,391)	(94)
Equity in earnings in Real Estate and Other Affiliates	(1,682)	(20,928)	(23,234)	(43,501)
MPC Net Contribution	$ 89,056	$ 85,423	$ 157,587	$ 142,904

Reconciliation of Segment EBTs to Net Income	Three Months Ended December 31,		Year Ended December 31,	
(In thousands)	2017	2016	2017	2016
MPC segment EBT	$ 52,604	$ 62,706	$ 190,351	$ 179,481
Operating Assets segment EBT	(14,356)	5,191	(28,664)	(22,985)
Strategic Developments segment EBT	51,985	36,102	169,041	302,022
Corporate and other items	(20,552)	(44,043)	(209,906)	(137,742)
Income before taxes	69,681	59,956	120,822	320,776
Provision for income taxes	77,647	(16,361)	45,801	(118,450)
Net income	147,328	43,595	166,623	202,326
Net income attributable to noncontrolling interests	1,793	-	1,781	(23)
Net income attributable to common stockholders	$ 149,121	$ 43,595	$ 168,404	$ 202,303

25 www.howardhughes.com